                                VESTING AGREEMENT

Name of Grantee:  _____________________
No. of Units: ________________________, subject to increase upon the issuance of any Overallotment IPO Shares as described below
Grant Date: _____________ __, 200_
Final Acceptance Date: _____________ __, 200_

         Pursuant to the Operating Agreement, dated as of [______________], as amended through the date hereof (the "Operating Agreement"), of NRF Employee,
LLC, a Delaware limited liability company (the "Company"), the Company hereby grants to the Grantee named above Units (as defined in the Operating Agreement)
having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Operating Agreement. Upon acceptance of this Vesting Agreement
(this "Agreement"), the Grantee shall receive the number of Units specified above, subject to the restrictions and conditions set forth herein and in the
Operating Agreement. In addition, pursuant to this Agreement, upon each issuance of Overallotment IPO Shares (as defined in the NorthStar Realty Finance Corp.
2004 Omnibus Stock Incentive Plan (the "Plan")), the Grantee shall receive an additional number of Units equal to __% of the number of such Overallotment IPO
Shares, subject to the restrictions and conditions set forth herein and in the
Operating Agreement. The Units granted herein are being granted in connection with the issuance of the Initial LTIP Units (as defined in the Operating
Agreement) from NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the "Partnership"), to the Company as an Other Award pursuant to the Plan and the LTIP Unit Vesting Agreement, dated as of [________], by and between the Partnership and the Company (the "LTIP Unit Vesting Agreement").

         1.    Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless it has accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to the Company a copy of this Agreement and (ii) unless the
Grantee is already a Member (as defined in the Operating Agreement), signing, as a Member, and delivering to the Company a counterpart signature page to the
Operating Agreement (attached hereto as Annex A). Upon acceptance of this
Agreement by the Grantee and any automatic grant of Units under this Agreement as a result of the issuance of any Overallotment IPO Shares, the Operating
Agreement shall be amended to reflect the issuance to the Grantee of the Units so accepted or automatically granted and the Company shall deliver to the
Grantee a certificate of the Company certifying the number of Units then issued to the Grantee. Thereupon, the Grantee shall have all the rights of a Member of the Company with respect to the number of Units then issued to the Grantee, as set forth in the Operating Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.

         2.    Restrictions and Conditions.

               (a)    The records of the Company evidencing the Units granted
herein shall bear an appropriate legend, as determined by the Company in its sole discretion, to the effect that such Units are subject to restrictions as set forth herein and in the Operating Agreement.

               (b)    Units granted herein may not be sold, assigned,
transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

               (c)    In the event of the Grantee's termination of employment
with, cessation of consulting relationship with or cessation of service to
NorthStar Realty Finance Corp. ("NRFC") and its Subsidiaries (as defined in the
Plan) for any reason, the Units that have not vested at that time will be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such
Units. In the event Grantee becomes a consultant, advisor or Non-Employee
Director (as such term is defined in the Plan), such change in status shall not be deemed a termination of employment or service with the Company at the time of such change in status.

         3.    Vesting of Units. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse and the Units granted herein shall vest as to
1/12th of the Units granted herein on the [insert the day of the Grant Date] day of each [insert month that is three months after the Grant Date], [insert month that is six months after the Grant Date], [insert month that is nine months after the Grant Date] and [insert month of the Grant Date] beginning [insert the date that is three months after the Grant Date].

         4.    Acceleration of Vesting in Special Circumstances. If a Change of
Control (as defined in the Plan) occurs, any restrictions and conditions on all
Units subject to this Agreement shall be deemed waived by the Company and all
Units granted hereby shall automatically become fully vested.

         5.    Distributions. Distributions on the Units shall be paid currently to the Grantee in accordance with the terms of the Operating Agreement.

         6.    Covenants, Representation and Warranties. The Grantee hereby makes the covenants, representations and warranties and set forth on Annex B attached hereto as of the date of acceptance of this Agreement and the date of each automatic grant of additional Units under this Agreement after such date.
All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Company upon discovering that any of the representations or warranties set forth on Annex B were false when made or have, as a result of changes in circumstances, become false. The Grantee acknowledges and agrees that as required by the LTIP Unit Vesting Agreement, the covenants, representations and warranties set forth on Annex B are also made specifically for the benefit of the Partnership and NRFC, who may rely on such covenants, representations and warranties as if they were parties hereto.

         7.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise.

                                       2

         8.    Amendment. The Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 12 thereof and that the LTIP Unit
Vesting Agreement may be amended or canceled by the Administrator of the Plan, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall impair the
Company's rights under the LTIP Unit Vesting Agreement without the Company's written consent. The Grantee further acknowledges that this Agreement may be amended or canceled by the Company for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall impair the
Grantee's rights under this Agreement without the Grantee's written consent.

         9.    No Obligation to Continue Employment. Neither the Company, the
Partnership, NRFC nor any subsidiary of any of them is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company, the
Partnership, NRFC or any subsidiary of any of them to terminate its relationship with the Grantee or the employment of the Grantee at any time.

         10.   Notices. Notices hereunder shall be mailed or delivered to the
Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

         11.   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles. The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of New York and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of New York, New York. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the State of New York.

                                      NRF EMPLOYEE, LLC

                                      By:   NorthStar Realty Finance Limited
                                            Partnership, its manager

                                      By:   NorthStar Realty Finance Corp., its
                                            general partner

                                            By:_________________________________
                                               Name:
                                               Title:

                                       3

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Dated:___________________________      _____________________________________________________
                                       Name:

                                       Grantee's address:

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                     ANNEX A
                                     -------

                                NRF EMPLOYEE, LLC

                               OPERATING AGREEMENT

                              MEMBER SIGNATURE PAGE

         The undersigned, desiring to become a Member of NRF Employee, LLC, a
Delaware limited liability company (the "Company"), hereby becomes a party to the Operating Agreement of the Company (as amended or restated, the "Operating
Agreement"), to which NorthStar Realty Finance Limited Partnership, a Delaware
limited partnership, is a party as the Manager. The undersigned hereby agrees to all the provisions of the Operating Agreement, and agrees that this signature page may be attached to any counterpart copy of the Operating Agreement.

                                       MEMBER
                                       ------

                                       _________________________________________
                                       Name:
                                       Date:

           Address of Member:          _________________________________________

                                       _________________________________________

                                     ANNEX B
                                     -------

               GRANTEE'S COVENANTS, REPRESENTATIONS AND WARRANTIES

         The Grantee hereby represents, warrants and covenants as follows:

               (a)    The Grantee has received and had an opportunity to review
the following documents (the "Background Documents"):

                      (i)    NRFC's latest Annual Report to Stockholders that
         has been provided to stockholders after NRFC's initial public offering, if available;

                      (ii)   NRFC's Proxy Statement for its most recent Annual
         Meeting of Stockholders following NRFC's initial public offering, if available;

                      (iii)  NRFC's Report on Form 10-K for the fiscal year most recently ended following NRFC's initial public offering, if available;

                      (iv)   If any of the documents described in clauses (i) -
         (iii) above is not available, NRFC's Registration Statement on Form
         S-11 registering NRFC's initial public offering of its common stock;

                      (v)    NRFC's Form 10-Q for the most recently ended
         quarter if one has been filed by NRFC with the Securities and Exchange
         Commission since the filing of the Form 10-K described in clause (iii)
         above or, if a Form 10-K has not been filed by NRFC, since the filing of the Form S-11 described in clause (iv) above;

                      (vi)   Each of NRFC's Current Report(s) on Form 8-K, if
         any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by NRFC or the filing of the Form S-11 described in clause (iv) above;

                      (vii)  The Amended and Restated Agreement of Limited
         Partnership dated as of [______](1), of the Partnership, as amended through the date hereof (the "Partnership Agreement");

                      (viii) The LTIP Unit Vesting Agreement;

                      (ix)   The Operating Agreement;

                      (x)    The Plan; and

                      (xi)   NRFC's Certificate of Incorporation, as amended.

---------------------
(1)   Insert the date on which the Amended and Restated Agreement of Limited
      Partnership of NorthStar Realty Finance Limited Partnership, as approved by the Board of Directors of NorthStar Realty Finance Corp. on September
      14, 2004, is entered into.

                      The Grantee also acknowledges that any delivery of the
Background Documents and other information relating to the Company, the
Partnership and NRFC prior to the determination by the Company of the suitability of the Grantee as a holder of Units shall not constitute an offer of
Units until such determination of suitability shall be made.

               (b)    The Grantee hereby represents and warrants that

                      (i)    The Grantee either (A) is an "accredited investor"
         as defined in Rule 501(a) under the Securities Act of 1933, as amended
         (the "Securities Act"), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him, her or it with respect to the grant to him, her or it of Units, the potential redemption of Units for LTIP Units
         (as defined in the Operating Agreement), the potential conversion of such LTIP Units into common units of the Partnership ("Common Units")
         and the potential ------------ redemption of such Common Units for shares of common stock of NRFC ("REIT Shares"), has such knowledge,
         ----------- sophistication and experience in financial and business matters and in making investment decisions of this type that the
         Grantee (I) is capable of evaluating the merits and risks of an investment in the Company and the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his, her or its own interest or has engaged representatives or advisors to assist him, her or it in protecting his, her or its interests, and (III) is capable of bearing the economic risk of such investment.

                      (ii)   The Grantee understands that (A) the Grantee is
         responsible for consulting his, her or its own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the
         Grantee is or by reason of the award of Units may become subject, to his, her or its particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the
         Partnership, NRFC or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) each Unit represents an indirect economic interest in one LTIP Unit; (D) the
         Grantee provides services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this award of Units; and (E) an investment in the Company, the Partnership and/or NRFC involves substantial risks.
         The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the Units and has been furnished with, and has reviewed and understands, materials relating to the
         Company, the Partnership and NRFC and their respective activities
         (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information
         (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the
         Grantee. The Grantee confirms that all documents, records, and books pertaining to his, her or its receipt of Units which were requested by the Grantee have been made available or delivered to the Grantee. The
         Grantee has had an opportunity to ask questions of and receive answers from the Company, the Partnership and NRFC, or from a person or persons acting on

         their behalf, concerning the terms and conditions of the Units. THE
         GRANTEE HAS RELIED UPON, AND IS MAKING ITS DECISION SOLELY UPON, THE
         BACKGROUND DOCUMENTS AND OTHER WRITTEN INFORMATION PROVIDED TO THE
         GRANTEE BY THE COMPANY, THE PARTNERSHIP OR NRFC. The Grantee did not
         receive any tax, legal or financial advice from the Company, the
         Partnership or NRFC and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee's receipt of Units.

                      (iii)  The Units to be issued, the LTIP Units issuable
         upon redemption of the Units, the Common Units issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee's right (subject to the terms of the Units, this Agreement, the LTIP Units, the LTIP Unit Vesting
         Agreement and the Plan) at all times to sell or otherwise dispose of all or any part of his or her Units, LTIP Units, Common Units or REIT
         Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

                      (iv)   The Grantee acknowledges that (A) neither the Units
         to be issued, the LTIP Units issuable upon redemption of the Units, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the
         Securities Act and applicable state securities laws and, if such Units,
         LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the
         Company, the Partnership and NRFC on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such Units, LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such Units, LTIP Units and Common Units and (E) neither the
         Company, the Partnership nor NRFC has any obligation or intention to register such Units, the LTIP Units issuable upon redemption of the
         Units, or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the
         Common Units for REIT Shares, the Company currently intends to issue such REIT Shares under the Plan and pursuant to a Registration
         Statement on Form S-8 under the Securities Act, to the extent that (I)
         the Grantee is eligible to receive such REIT Shares under the Plan at the time of such issuance, (II) the Company has filed a Form S-8
         Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such Units acquired hereby, the LTIP Units issuable upon redemption of the Units, and the Common Units issuable upon conversion of the LTIP Units which are set forth in this Agreement, the Operating
         Agreement, the

         LTIP Unit Vesting Agreement and the Partnership Agreement, the Grantee
         may have to bear the economic risk of his, her or its ownership of the
         Units acquired hereby, the LTIP Units issuable upon redemption of the
         Units and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

                      (v)    The Grantee has determined that the Units are a
         suitable investment for the Grantee.

                      (vi)   No representations or warranties have been made to
         the Grantee by the Company, the Partnership or NRFC, or any officer, director, shareholder, agent, or affiliate of any of them, and the
         Grantee has received no information relating to an investment in the
         Company, the Partnership or the Units except the information specified in Paragraph (a) above.

               (c)    So long as the Grantee holds any Units or LTIP Units
issuable upon redemption of the Units, the Grantee shall disclose to the Company or the Partnership, as applicable, in writing such information as may be reasonably requested with respect to ownership of Units and LTIP Units as the
Company or the Partnership, as applicable, may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue
Code of 1986, as amended (the "Code"), applicable to the Company or the
Partnership, as applicable, or to comply with requirements of any other appropriate taxing authority.

               (d)    The Grantee hereby agrees to make an election under
Section 83(b) of the Code with respect to the Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex C. The Grantee agrees to file the election (or to permit the Company to file such election on the Grantee's behalf) within thirty
(30) days after the award of the Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee's U.S. federal income tax return for the taxable year in which the Units are awarded to the Grantee.

               (e)    The address set forth on the signature page of this
Agreement is the address of the Grantee's principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

               (f)    The representations of the Grantee as set forth above are
true and complete to the best of the information and belief of the Grantee, and the Company shall be notified promptly of any changes in the foregoing representations.

                                     ANNEX C
                                     -------

                 ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                 TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
                          OF THE INTERNAL REVENUE CODE

         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1.    The name, address and taxpayer identification number of the undersigned are:

               Name:    ______________________________ (the "Taxpayer")

               Address: ________________________________________________________

               _________________________________________________________________

               Social Security No./Taxpayer Identification No.: ________________

         2.    Description of property with respect to which the election is being made:

               The election is being made with respect to ________ Units in
               NRF Employee, LLC (the "LLC").

         3.    The date on which the Units were transferred is __________ __,
               200_. The taxable year to which this election relates is
               calendar year 200_.

         4.    Nature of restrictions to which the Units are subject:

               (a)    Until the Units vest, the Taxpayer may not transfer
                      in any manner any portion of the Units without the
                      consent of the LLC.

               (b)    The Taxpayer's Units vest in accordance with the
                      vesting provisions described in the Schedule attached
                      hereto. Unvested Units are forfeited in accordance
                      with the vesting provisions described in the Schedule
                      attached hereto.

         5.    The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the Units with respect to which this election is being made was $0 per Unit.

         6.    The amount paid by the Taxpayer for the Units was $0 per Unit.

         7.    A copy of this statement has been furnished to the LLC, its manager, NorthStar Realty Finance Limited Partnership (the
               "Partnership") and the Partnership's general partner,
               NorthStar Realty Finance Corp.

Dated:______________, 200_

                                           _____________________________________
                                           Name:

         SCHEDULE TO SECTION 83(B) ELECTION - VESTING PROVISIONS OF UNITS

         Units are subject to time-based vesting with 1/12th vesting on the
[insert the day of the Grant Date] day of each [insert month that is three months after the Grant Date], [insert month that is six months after the Grant
Date], [insert month that is nine months after the Grant Date] and [insert month of the Grant Date] beginning [insert the date that is three months after the
Grant Date], subject to acceleration in the event of certain extraordinary transactions. Unvested Units are subject to forfeiture in the event of the termination of the Taxpayer's employment with NorthStar Realty Finance Corp. and its subsidiaries.